Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2013
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information

17. Supplemental Cash Flow Information

During January 2012, the Company’s 50% joint venture with Odebrecht Oil & Gas S.A. (a member of the Odebrecht group) (or Odebrecht) purchased the assets related to the Baúna and Piracaba (previously named Tiro and Sidon) FPSO project, including the then partially constructed Itajai FPSO unit, and the customer contracts from the Company for approximately $179 million. The purchase price was financed 80% with borrowings and the balance of the purchase price was financed with equity contributions by each of the joint venture partners. The Company’s initial equity contribution was funded by contributing the partially constructed FPSO unit and the customer contracts. This initial equity contribution has been treated as a non-cash transaction in the Company’s consolidated statement of cash flows.